                                                     May 15, 1997





BlueStone Capital Partners, L.P.
575 Fifth Avenue
New York, New York  10017



                  Re:  Robocom Systems Inc.



Dear Sir and Madam:

         In order to induce BlueStone Capital Partners, L.P. (the "Underwriter") to enter into an underwriting agreement with Robocom Systems Inc. (the "Company") in connection with the proposed public offering of shares of common stock of the Company resulting in gross proceeds of approximately $10,000,000 contemplated by that certain letter of intent between the Company and the Underwriter, dated March 10, 1997 (the "Proposed Offering"), and as will be described in a registration statement filed with the Securities and Exchange Commission (the "SEC") (such registration statement, including as it may subsequently be amended, referred to herein as the "Registration Statement"), and as consideration for the Underwriter participating in the Proposed Offering, the undersigned hereby agrees with the Underwriter that:

         1. Until twelve months after the date the Registration Statement is declared effective by the SEC (the "Effective Date") the undersigned securityholder will not, without the prior written consent of the Underwriter:

            (i) directly or indirectly, sell, offer for sale, transfer, pledge or otherwise dispose of, any securities of the Company owned by the undersigned, pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"), or otherwise; provided, however, that gifts or sales or other dispositions exempt from registration pursuant to Section 4(2) of the Act of securities may be made upon the condition that the transferees thereof agree in writing to be bound by the foregoing restriction with respect to the securities covered by such gifts or sales or other dispositions in like manner as it applies to the undersigned; or

            (ii) exercise any registration rights relating to any securities of the Company; and

         2. For a period of two years following the Effective Date, the undersigned securityholder will vote all of the voting securities of the Company owned by the undersigned securityholder in favor of the election of a designee, if any, of the Underwriter (which designee may change from time to time) to the Company's Board of Directors.

                                           Very truly yours,

                                           SECURITYHOLDER:



                                           -----------------------------

                                           -----------------------------

                                           Address:
                                                   ---------------------

                                                   ---------------------
                                           Date:
                                                ------------------------